EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-KSB for the Fiscal Year Ended December 31, 2003 (the "Report") by Brilliant Digital Entertainment, Inc. ("Registrant"), each of the undersigned hereby certifies that:

         1. to the best of our knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.       to the best of our knowledge, the information contained in the
                  Report  fairly  presents,   in  all  material  respects,   the
                  financial condition and results of operations of Registrant.


Dated:  March 30, 2004                          /S/ KEVIN BERMEISTER
                                                ------------------------------
                                                Kevin Bermeister
                                                Chief Executive Officer


Dated:  March 30, 2004                          /S/ TYLER TARR
                                                ------------------------------
                                                Tyler Tarr
                                                Chief Financial Officer